Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

$700,000,000 aggregate principal amount 5.500% Senior Notes due 2026
(Rule 144A CUSIP/ISIN: 92338C AA1 / US92338CAA18)
(Regulation S CUSIP/ISIN: U9226N AA3 / USU9226NAA38)

$700,000,000 aggregate principal amount 5.350% Senior Notes due 2028
(Rule 144A CUSIP/ISIN: 92338C AC7 / US92338CAC73)
(Regulation S CUSIP/ISIN: U9226N AB1 / USU9226NAB11)

$700,000,000 aggregate principal amount 5.450% Senior Notes due 2033
(Rule 144A CUSIP/ISIN: 92338C AE3 / US92338CAE30)
(Regulation S CUSIP/ISIN: U9226N AC9 / USU9226NAC93)

€500,000,000 aggregate principal amount 4.150% Senior Notes due 2031
(Rule 144A Common Code/ISIN: 268912908 / XS2689129083)
(Regulation S Common Code/ISIN: 268912746 / XS2689127467)

Veralto Corporation

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2024, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deutsche Bank Trust Company Americas (the “USD Exchange Agent”)
By Mail or in Person:
Deutsche Bank Trust Company Americas
c/o DB Services Americas, Inc.
5022 Gate Parkway, Suite 200
MS JCK01-218
Jacksonville, FL 32256
By Email or Facsimile Transmission (for Eligible Institutions only):
Email: db.reorg@db.com
Fax: 732-578-4635
For Information and to Confirm by Telephone :
1-800-735-7777

Citibank, N.A., London Branch (the “Euro Exchange Agent” and, together with the USD Exchange Agent, the “Exchange Agents”)
By Mail or in Person:
Citibank, N.A., London Branch
Citigroup Centre
Canada Square
London E14 5LB
United Kingdom
Attention: Exchange Team – Agency & Trust

By Email or Facsimile Transmission
Email: citiexchanges@citi.com

For Information and to Confirm by Telephone
+44 (0) 20-7508-3867

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

The undersigned acknowledges that he or she has received the prospectus, dated              , 2024 (the “Prospectus”), of Veralto Corporation, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offers (the “Exchange Offers”) to exchange (i) up to $700,000,000 aggregate principal amount of its 5.500% Senior Notes due 2026 (CUSIP: 92338C AB9) (the “New 2026 Notes”) for a like principal amount of its outstanding 5.500% Senior Notes due 2026 (Rule 144A CUSIP/Regulation S CUSIP: 92338C AA1 / U9226N AA3) (the “Old 2026 Notes”), (ii) up to $700,000,000 aggregate principal amount of its 5.350% Senior Notes due 2028 (CUSIP: 92338C AD5) (the “New 2028 Notes”) for a like principal amount of its outstanding 5.350% Senior Notes due 2028 (Rule 144A CUSIP/Regulation S CUSIP: 92338C AC7 / U9226N AB1) (the “Old 2028 Notes”), (iii) up to $700,000,000 aggregate principal amount of its 5.450% Senior Notes due 2033 (CUSIP: 92338C AF0) (the “New 2033 Notes” and, collectively with the New 2026 Notes and the New 2028 Notes, the “New USD Notes”) for a like principal amount of its outstanding 5.450% Senior Notes due 2033 (Rule 144A CUSIP/Regulation S CUSIP: 92338C AE3 / U9226N AC9) (the “Old 2033 Notes” and, collectively with the Old 2026 Notes and the Old 2028 Notes, the “Old USD Notes”), and (iv) up to €500,000,000 aggregate principal amount of its 4.150% Senior Notes due 2031 (Common Code: 28687424) (the “New Euro Notes” and, together with the New USD Notes, the “New Notes”) for a like principal amount of its outstanding 4.150% Senior Notes due 2031 (Rule 144A Common Code/Regulation S Common Code: 268912908 / 268912746) (the “Old Euro Notes” and, together with the Old USD Notes, the “Old Notes”) that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having an aggregate principal amount equal to that of the surrendered Old Note.

The Old Euro Notes are held in book-entry form through Euroclear Bank SA/NV (“Euroclear”) or Clearstream Banking, S.A. (“Clearstream”). A holder of Old Euro Notes with Euroclear or Clearstream wishing to participate in the Exchange Offers should submit, or arrange to have submitted on its behalf, an electronic exchange instruction (an “Electronic Instruction”) through the relevant clearing system in accordance with the procedures of, and within the time limits specified by, the relevant clearing system for receipt by the Euro Exchange Agent. If delivery is made through an Electronic Instruction, Euroclear or Clearstream will send an agent’s message to the Euro Exchange Agent. By using the Electronic Instruction procedures to exchange the Old Euro Notes, holders will be deemed to have agreed to the terms of this Letter. For the avoidance of doubt, a holder of Old Euro Notes wishing to participate in the Exchange Offers should not complete this Letter, and should follow the procedures set forth in the section titled “The Exchange Offers—Procedures for Tendering Old Notes—Procedures for Tendering Old Euro Notes” of the Prospectus.

This Letter is to be completed by a holder of Old USD Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old USD Notes, if available, is to be made by book-entry transfer to the account maintained by the USD Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the section titled “The Exchange Offers—Procedures for Tendering Old Notes—Procedures for Tendering Old USD Notes” of the Prospectus and an agent’s message is not delivered. Delivery of this Letter and any other required documents should be made to the USD Exchange Agent.

Delivery of documents to DTC does not constitute delivery to the USD Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers. Holders who wish to exchange their Old USD Notes must complete this Letter in its entirety.

The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the USD Exchange Agent.

List below the Old USD Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old USD Notes should be listed on a separate signed schedule affixed to this Letter.

DESCRIPTION OF OLD USD NOTES (See Instruction 2)
Series of Old USD Notes	Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) appear(s) on Old USD Notes (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate	Principal Amount Tendered (if less than all)**
Total
*    Need not be completed if Old USD Notes are being tendered by book-entry transfer.
**    Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old USD Notes. See Instruction 2. Old USD Notes tendered hereby must be in denominations of principal amount that are $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD USD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE USD EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting Old USD Notes to the USD Exchange Agent’s Account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offers, including transmitting an agent’s message to the USD Exchange Agent in which the holder of Old USD Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old USD Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the USD Exchange Agent.

In order to exchange Old Euro Notes for New Euro Notes, a holder of Old Euro Notes need not submit this Letter. However, in order for a tender to be considered valid, a holder of Old Euro Notes must deliver an electronic confirmation of acceptance of the Exchange Offers to Euroclear or Clearstream before the deadlines specified in their notifications. A holder of Old Euro Notes wishing to participate in the Exchange Offers should follow the procedures set forth in the section titled “The Exchange Offers—Procedures for Tendering Old Notes—Procedures for Tendering Old Euro Notes” of the Prospectus.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER.
☐	CHECK HERE IF YOU WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:
Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Old USD Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Old USD Notes held by the undersigned. Subject to, and effective upon, the acceptance for exchange of the Old USD Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old USD Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the USD Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the USD Exchange Agent also acts as the agent of the Company in connection with the Exchange Offers) with respect to the tendered Old USD Notes with full power of substitution to (i) deliver such Old USD Notes, or transfer ownership of such Old USD Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old USD Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old USD Notes, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old USD Notes tendered hereby and to acquire the New USD Notes issuable upon the exchange of such tendered Old USD Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned acknowledges that the Exchange Offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New USD Notes issued in exchange for the Old USD Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Old USD Notes from the Company to resell pursuant to Rule 144A under the Securities Act (“Rule 144A”)(or any other available exemption)), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New USD Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with anyone to participate in the distribution within the meaning of the Securities Act of such New USD Notes and are not participating in, and do not intend to participate in, the distribution of the New USD Notes. The undersigned acknowledges that the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Company, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the New USD Notes to be acquired pursuant to the Exchange Offers, (i) cannot rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

The undersigned hereby further represents that (i) any New USD Notes acquired pursuant to the Exchange Offers are being acquired in the ordinary course of business of the person receiving such New USD Notes, whether or not such person is the holder; (ii) such holder or other person has no arrangement or understanding with any person to participate in a distribution of such New USD Notes within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such New USD Notes within the meaning of the Securities Act and (iii) such holder or such other person is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New USD Notes. If the undersigned is a broker-dealer, it represents that it will receive New USD Notes for its own account in exchange for Old USD Notes that were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale, offer to resell or other transfer of such New USD Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also warrants that acceptance of any tendered Old USD Notes by the Company and the issuance of New USD Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement, dated as of September 18, 2023, by and among the Company, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the initial purchasers of the Old USD Notes, which has been filed as an exhibit to the registration statement in connection with the Exchange Offers.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old USD Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

The undersigned understands that tenders of the Old USD Notes pursuant to any one of the procedures described in the section titled “The  Exchange Offers—Procedures for Tendering Old Notes—Procedures for Tendering Old USD Notes” of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offers.

The undersigned recognizes that, under certain circumstances set forth in the section titled “The Exchange Offers—Conditions to the Exchange Offers” of the Prospectus, the Company may not be required to accept for exchange any of the Old USD Notes tendered. Old USD Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under “Special Delivery Instructions” below. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New USD Notes (and, if applicable, substitute certificates representing Old USD Notes for any Old USD Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old USD Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New USD Notes (and, if applicable, substitute certificates representing Old USD Notes for any Old USD Notes not exchanged) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New USD Notes issued in exchange for the Old USD Notes accepted for exchange (and, if applicable, substitute certificates representing Old USD Notes for any Old USD Notes not exchanged) in the names of the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old USD Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old USD Notes so tendered for exchange.

DTC, as the holder of record of certain Old USD Notes, has granted authority to DTC participants whose names appear on a security position listing with respect to such Old USD Notes as of the date of tender of such Old USD Notes to execute and deliver this Letter as if they were the holders of record. Accordingly, for purposes of this Letter, the term “holder” shall be deemed to include such DTC participants.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD USD NOTES” ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH OLD USD NOTES AND THIS LETTER TO THE USD EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD USD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
 (See Instructions 3, 4, and 5)

To be completed ONLY if certificates for Old USD Notes not tendered or not accepted for exchange, or New USD Notes issued in exchange for Old USD Notes accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned, or if Old USD Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue (certificates) to:
Name(s):
(Please Type or Print)

(Please Type or Print)
Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)
☐	Credit unexchanged Old USD Notes delivered by book-entry transfer to DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, and 5)

To be completed ONLY if certificates for Old USD Notes not tendered or not accepted for exchange, or New USD Notes issued in exchange for Old USD Notes accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled “Description of Old USD Notes” above.

Mail to:
(Please Type or Print)

(Please Type or Print)
Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR OLD USD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE USD EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD USD NOTES WHETHER OR NOT OLD USD NOTES ARE BEING PHYSICALLY TENDERED HEREBY)
x

x
Signature(s) of Owner(s)	Date

Area Code and Telephone Number:

If a holder is tendering any Old USD Notes, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old USD Notes or on a security position listing as the owner of Old USD Notes by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter. If Old USD Notes to which this Letter relates are held of record by two or more joint holders, then all such holders must sign this Letter. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3.

Names(s):
(Please Type or Print)

(Please Type or Print)
Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION (If required by Instruction 3)
Signature(s) Guaranteed by
an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1.
Delivery of this Letter and Old USD Notes.

This Letter or, in lieu thereof, an agent’s message stating that the holder has expressly acknowledged receipt of and agrees to be bound by and held accountable by this Letter, is to be completed by or received with respect to holders of Old USD Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled “The Exchange Offers—Procedures for Tendering Old Notes—Procedures for Tendering Old USD Notes” of the Prospectus. Certificates for all physically tendered Old USD Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter (or, in lieu thereof, an agent’s message), must be received by the USD Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City Time, on the Expiration Date. Old USD Notes tendered hereby must be in denominations of principal amount that are $2,000 and integral multiples of $1,000 in excess thereof. The term “agent’s message” means a computer-generated message, transmitted by DTC to, and received by, the USD Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant.

A holder of Old Euro Notes with Euroclear or Clearstream wishing to participate in the Exchange Offers should submit, or arrange to have submitted on its behalf, an Electronic Instruction through the relevant clearing system in accordance with the procedures of, and within the time limits specified by, the relevant clearing system for receipt by the Euro Exchange Agent. If delivery is made through an Electronic Instruction, Euroclear or Clearstream will send an agent’s message to the Euro Exchange Agent. By using the Electronic Instruction procedures to exchange the Old Euro Notes, holders will be deemed to have agreed to the terms of this Letter. Old Euro Notes tendered hereby must be in denominations of €100,000 and any integral multiple €1,000 in excess thereof. For the avoidance of doubt, a holder of Old Euro Notes wishing to participate in the Exchange Offers should not complete this Letter, and should follow the procedures set forth in the section titled “The Exchange Offers—Procedures for Tendering Old Notes—Procedures for Tendering Old Euro Notes” of the Prospectus.

2.
Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

Tenders of Old USD Notes will be accepted only in denominations of principal amount that are $2,000 and integral multiples of $1,000 in excess thereof.

If less than the entire principal amount of any Old USD Notes is tendered, the tendering holder(s) should fill in the principal amount of Old USD Notes to be tendered in the box above entitled “Description of Old USD Notes.” The entire principal amount of the Old USD Notes delivered to the USD Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old USD Notes is not tendered, then Old USD Notes for the principal amount of Old USD Notes not tendered and New USD Notes issued in exchange for any Old USD Notes accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Old USD Notes are accepted for exchange.

3.
Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Old USD Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing such Old USD Notes without alteration, enlargement or any change whatsoever.

If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old USD Notes.

If any tendered Old USD Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Old USD Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old USD Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New USD Notes are to be issued, or any untendered Old USD Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of its authority to so act must be submitted with the Letter.

Endorsements on certificates for Old USD Notes or signatures on bond powers required by this Instruction 3 must be guaranteed a financial institution, including most banks, savings and loan associations and brokerage houses, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution if the Old USD Notes are tendered: (i) by a registered holder of Old USD Notes (which term, for purposes of the Exchange Offers, includes any participant in DTC system whose name appears on a security position listing as the holder of such Old USD Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4.
Special Issuance and Delivery Instructions of Old USD Notes.

Tendering holders of Old USD Notes should indicate, in the applicable box or boxes, the name and address (or account at DTC) to which New USD Notes issued pursuant to the Exchange Offers, or substitute Old USD Notes not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old USD Notes by book-entry transfer may request that Old USD Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Old USD Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.
Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Old USD Notes to it or its order pursuant to the Exchange Offers. If, however, New USD Notes or substitute Old USD Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old USD Notes tendered hereby, or if tendered Old USD Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old USD Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old USD Notes specified in this Letter or for funds to cover such stamps to be provided with the Old USD Notes specified in this Letter.

6.
Waiver of Conditions.

The Company reserves the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offers.

7.
No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old USD Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old USD Notes for exchange.

Neither the Company, the USD Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old USD Notes nor shall any of them incur any liability for failure to give any such notice.

8.
Mutilated, Lost, Stolen or Destroyed Old USD Notes.

Any holder whose Old USD Notes have been mutilated, lost, stolen or destroyed should contact the USD Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Old USD Notes have been replaced.

9.
Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the USD Exchange Agent, at the address and telephone number indicated above.

10.
Incorporation of Letter of Transmittal.

This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender including through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old USD Notes so tendered.

11.
Withdrawals.

Tenders of Old USD Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the section titled “The Exchange Offers—Withdrawal Rights” of the Prospectus.